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                                                               EXHIBIT 10.2 (bb)

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                                  CATUITY INC.
                         2000 DIRECTOR STOCK OPTION PLAN

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                  ARTICLE I. PURPOSE AND ADOPTION OF THE PLAN

        SECTION 1.01 PURPOSE. The purpose of the Catuity Inc. 2000 Director Stock Option Plan is to attract and retain the services of experienced and knowledgeable independent directors of Catuity Inc. (the "Company") and to provide an additional incentive for such directors to continue to work for the best interests of the Company and its stockholders.

        SECTION 1.02 ADOPTION AND TERM. The Plan has been approved by the Board, effective as of October 1, 2000, subject to the approval of its stockholders described below. It will remain in effect until all shares authorized under the terms of the Plan have been issued, unless earlier terminated or abandoned by action of the Board. This Plan became effective on the date of its adoption by the Board, provided that this Plan is approved by the stockholders of the Company (excluding Option Shares issued by the Company pursuant to the exercise of Options granted under this Plan) within 12 months after that date. If this Plan is not so approved by the stockholders of the Company within that 12-month period of time, any Options granted under this Plan will be rescinded and will be void.

                            ARTICLE II. DEFINITIONS

        SECTION 2.01 GENERAL. The following words and phrases shall, when used herein, have the following respective meanings unless the context clearly indicates otherwise:

                (a) BENEFICIARY means (i) an individual, trust or estate who or which, by will or by operation of the laws of descent and distribution, succeeds to the rights and obligations of the Director under the Plan and Option Agreement upon the Director's death; or (ii) an individual, who by designation of the Director, succeeds to the rights and obligations of the Director under the Plan and Option Agreement upon the Director's death.

                (b)     BOARD means the Board of Directors of the Company.

                (c) CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.


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                (d)     COMPANY means Catuity Inc., a corporation organized
        under the laws of the State of Delaware.

                (e)     COMPANY COMMON STOCK means the Common Stock of the
        Company.

                (f) DATE OF GRANT means the date an Option is granted under this Plan.

                (g) DIRECTOR means a member of the Board of Directors of the Company or any Subsidiary.

                (h) EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                (i) EXPIRATION DATE means the date specified in an Option Agreement as the expiration date of such Award.

                (j) FAIR MARKET VALUE shall be determined by the Board based on such valuation methods and/or indicia of value as the Board deems advisable at the time of such determination. The use by the Board of any method or indicia of value to determine Fair Market Value on any valuation date will not, of itself, preclude the Board from use of a different method or indicia on a subsequent valuation date.

                (k) NONEMPLOYEE DIRECTOR means a Director who is not an employee of the Company or a Subsidiary.

                (l) NON-QUALIFIED STOCK OPTION means a stock option that is not an Incentive Stock Option as described in Section 422 of the Code.

                (m) OPTION means a Non-Qualified Stock Option granted at any time under the Plan.

                (n) OPTION AGREEMENT means a written agreement between the Company and the option holder evidencing the grant of an Option and setting forth the terms and conditions of the Option.

                (o) PLAN means the Catuity Inc. 2000 Director Stock Option Plan, as described herein and as it may be amended from time to time.

                (p) PURCHASE PRICE, with respect to options, shall have the meaning set forth in Section 5.02 below.


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                (q)     RULE 16b-3 means Rule 16b-3 promulgated by the
        Securities and Exchange Commission under Section 16 of the Exchange Act, as currently in effect and as it may be amended from time to time, and any successor rule.

                (r) SUBSIDIARY shall have the meaning set forth in Section 424(f) of the Code.

        ARTICLE III. COMPANY COMMON STOCK ISSUABLE PURSUANT TO THE PLAN

        SECTION 3.01 SHARES ISSUABLE. Shares to be issued under the Plan may be authorized and unissued shares or issued shares that have been reacquired by the Company. The Options granted under the Plan shall be limited so that Options to acquire no more than 130,000 shares in the aggregate may be outstanding at any one time.

        SECTION 3.02 SHARES SUBJECT TO TERMINATED OPTIONS. In the event that any Option at any time granted under the Plan shall be surrendered to the Company, be terminated or expire before it shall have been fully exercised, then all shares formerly subject to such Option as to which such Option shall not have been exercised shall be available for any Option subsequently granted in accordance with the Plan.

        SECTION 3.03 ADJUSTMENTS TO REFLECT CAPITAL CHANGES. If capital changes occur, adjustments shall be made as described below.

                (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Options, the Purchase Price for such shares, and the number and kind of shares available for Options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options granted under the Plan. The Board shall have the power to determine the amount of the adjustment to be made in each case.

                (b) SALE OR REORGANIZATION. After any reorganization, merger or consolidation in which the Company is a party, each Director shall, at no additional cost, be entitled upon exercise of an Option to receive (subject to any required action by stockholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Option, a number and class of shares of stock or other securities to which such Director would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Director had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Option. Comparable


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        rights shall accrue to each Director in the event of successive reorganizations, mergers or consolidations of the character described above.

                           ARTICLE IV. PARTICIPATION

        SECTION 4.01 ELIGIBLE INDIVIDUALS. All Nonemployee Directors of the Company or a Subsidiary shall be eligible to receive Options under the Plan.

                            ARTICLE V. OPTION AWARDS

        SECTION 5.01 GRANT OF OPTIONS. Each of the Company's or a Subsidiary's Nonemployee Directors, on the date he or she first becomes a Nonemployee Director, shall automatically receive a Non-Qualified Stock Option to purchase 10,000 shares of Company Common Stock. Thereafter, each person who is a Nonemployee Director of the Company or a Subsidiary on the last business day of September in each calendar year shall automatically receive a Non-Qualified Stock Option to purchase 5,000 shares of Company Common Stock. If the Chairman is a Nonemployee Director, then his/her initial and annual grants shall be 12,500 and 6,250 shares, respectively. An Option Agreement shall evidence each Option. Each Nonemployee Director shall receive only one Option grant per grant date hereunder, notwithstanding that such Nonemployee Director may serve on more than one Board of Directors in respect of the Company and its Subsidiaries. Further, a Nonemployee Director may receive only one grant hereunder in any calendar year.

        SECTION 5.02 PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Company Common Stock that may be purchased upon exercise of any Option granted under the Plan shall be the Fair Market Value on the Date of Grant.

        SECTION 5.03 VESTING OF OPTIONS. Options will be fully vested on the Date of Grant, and shall be exercisable with respect to all of the shares on and after the Date of Grant.

        SECTION 5.04 DURATION OF OPTIONS. Options granted under the Plan shall terminate after the first to occur of the following events:

                (a)     Eight years from the Date of Grant.

                (b) Six months after the Director ceases to be a Director, except in the case of either (a) retirement from the Board after the Director reaches the age of 60 (in which case that Director's Options will stay in effect until they otherwise terminate), or (b) death.


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                (c)     If a Director dies while still a Director or after
        retirement after he or she reaches the age of 60, the right to exercise all unexpired Options shall be accelerated and shall accrue as of the date of death, and the Director's Options may be exercised by his Beneficiary at any time within one year after the date of the Director's death. If the Director dies within the ninety day period after he or she ceases to be a director, the Director's Beneficiary may exercise his or her Options, to the extent exercisable on the date of death, within one year after the date of the Director's death.

        SECTION 5.05 EXERCISE PROCEDURES. Each Option granted under the Plan shall be exercised by written notice to the Company that must be received by the officer of the Company designated in the Option Agreement on or before the Expiration Date of the Option. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Director pursuant to the Option Agreement; provided, however, that the Board may (but need not) permit payment to be made by delivery to the Company of either (i) shares of Company Common Stock (provided that the Director has owned such shares for at least six months), or (ii) any combination of cash and shares of Company Common Stock, or (iii) such other consideration as the Board deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Director, shares of Company Common Stock may be issued directly to the Director's broker or dealer upon receipt of the Purchase Price in cash from the broker or dealer). If any Company Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Company Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares transferred. The Director may not transfer to the Company in satisfaction of the Purchase Price (y) a number of shares which when multiplied times the Fair Market Value as of the date of exercise would result in a product greater than the Purchase Price or
(z) any fractional share of Company Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and used for any proper corporate purpose. Unless the Board shall otherwise determine, any Company Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

        SECTION 5.06 RIGHTS AS A STOCKHOLDER. The Director or any permitted transferee of an Option shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Director or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends and cash or other property or distributions or other rights with respect to any such shares of Company Common Stock for which the record date is prior to the


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date on which the Director or a transferee of the Option shall have become the holder of record of any such shares covered by the Option.

        SECTION 5.07 PLAN PROVISIONS CONTROL OPTION TERMS. The terms of the Plan shall govern all Options granted under the Plan. In the event any provision of any Option granted under the Plan conflicts with any term in the Plan as constituted on the Date of Grant of such Option, the term in the Plan as constituted on the Date of Grant of such Option shall control. The terms of any Option granted under the Plan may not be changed after the granting of such Option without the express approval of the Director.

        SECTION 5.08 TAXES. The Company shall be entitled, if the Company deems it necessary or desirable, to withhold (or secure payment from the Director in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any shares issuable upon exercise of an Option, and the Company may defer issuance of the stock upon exercise unless indemnified to its satisfaction against any liability for such tax. The amount of such withholding or tax payment shall be determined by the Board and, unless otherwise provided by the Board, shall be payable by the Director at the time of issuance or payment in accordance with the following rules:

                (a) Unless otherwise provided by the Board, a Director shall meet his or her withholding requirement by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Option.

                (b) If the Board, in its discretion, determines to permit payment of the withholding requirements in shares of Company Common Stock, the Company shall withhold from such Option exercise the appropriate number of shares of Company Common Stock, rounded up to the next whole number, the Fair Market Value of which is equal to the amount, as determined by the Board, required to satisfy applicable tax withholding requirements.

                (c) In the event that an Option or property received upon exercise of an Option has already been transferred to the Director on the date upon which withholding requirements apply, the Director shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding requirements. The Director shall provide to the Company such information as the Company shall require to determine the amounts to be withheld and the time such withholding requirements become applicable.

                (d) If permitted under applicable federal income tax laws, a Director may elect to be taxed in the year in which an Award is exercised or received, even if it would not otherwise have become taxable to the Director. If the Director makes such an election, the Director shall promptly notify the Company


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        in writing and shall provide the Company with a copy of the executed election form as filed with the Internal Revenue Service no later than thirty days from the date of exercise or receipt. Promptly following such notification, the Director shall pay directly to the Company the cash amount determined by the Company to be sufficient to satisfy applicable federal, state or local withholding tax requirements.

        SECTION 5.09 LIMITATIONS ON TRANSFER. A Director's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, or pursuant to the terms of a domestic relations order, as defined in Section 414(p)(1)(B) of the Code, which satisfies the requirements of Section 414(p)(1)(A) of the Code (a "Qualified Domestic Relations Order"). During the lifetime of a Director, only the Director personally (or the Director's personal representative or attorney-in-fact) or the alternate payee named in a Qualified Domestic Relations Order may exercise the Director's rights under the Plan. The Director's Beneficiary may exercise a Director's rights to the extent they are exercisable under the Plan following the death of the Director.

                         ARTICLE VI. GENERAL PROVISIONS

        SECTION 6.01 AMENDMENT AND TERMINATION OF PLAN. The Plan may be amended, suspended or terminated as set forth below.

                (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time as it deems necessary or appropriate and no approval by the stockholders of the Company or by any other person, committee or entity of any kind shall be required to make any amendment; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment which requires stockholder approval under any applicable law, including Rule 16b-3 or the Code, unless such compliance, if discretionary, is no longer desired. No termination or amendment of the Plan may, without the consent of the Director to whom any Option shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option. For the purposes of this section, an amendment to the Plan shall be deemed to have the affirmative approval of the stockholders of the Company if such amendment shall have been submitted for a vote by the stockholders at a duly called meeting of such stockholders at which a quorum was present and the majority of votes cast with respect to such amendment at such meeting shall have been cast in favor of such amendment, or if the holders of outstanding stock having not less than a majority of the outstanding shares consent to such amendment in writing in the manner provided under the Company's bylaws.


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                (b)     SUSPENSION OR TERMINATION. The Board shall have the
        right and the power to suspend the operation of or terminate the Plan at any time. If the Plan is not earlier terminated, the Plan shall terminate when all shares authorized under the Plan have been issued. No Option shall be granted under the Plan while the Plan is suspended of after the termination of the Plan, but the suspension or termination of the Plan shall not have any other effect and any Option outstanding at the time of the suspension or termination of the Plan may be exercised after suspension or termination of the Plan at any time prior to the expiration date of such Option to the same extent such award would have been exercisable if the Plan had not been suspended or terminated.

        SECTION 6.02 NO RIGHT TO CONTINUE AS DIRECTOR. Neither the Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained as a Director, or to limit in any way the right of the stockholders of the Company to remove such person as a Director.

        SECTION 6.03 COMPLIANCE WITH RULE 16b-3. If and so long as the Company is subject to Section 16 of the Exchange Act: (i) it is intended that the Plan be applied and administered in compliance with Rule 16b-3; (ii) if any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Administrator; and (iii) the Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

        SECTION 6.04 SECURITIES LAW RESTRICTIONS. The shares of Company Common Stock issuable pursuant to the terms of any Options granted under the Plan may not be issued by the Company without registration or qualification of such shares under the Securities Act of 1933, as amended, or under various state securities laws or without an exemption from such registration requirements. Unless the shares to be issued under the Plan have been registered and/or qualified as appropriate, the Company shall be under no obligation to issue shares of Company Common Stock upon exercise of an Option unless and until such time as there is an appropriate exemption available from the registration or qualification requirements of federal or state law as determined by the Company in its sole discretion. The Company may require any person who is granted an award hereunder to agree with the Company to represent and agree in writing that if such shares are issuable under an exemption from registration requirements, the shares will be "restricted" securities which may be resold only in compliance with applicable securities laws, and that such person is acquiring the shares issued upon exercise of the Option for investment, and not with the view toward distribution.


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        SECTION 6.05 CAPTIONS. The captions (i.e., all section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        SECTION 6.06 SEVERABILITY. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option at any time granted under the Plan shall be held to be prohibited or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

        SECTION 6.07 CHOICE OF LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of Delaware and construed in accordance therewith.



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